UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2023

Date of reporting period:	May 1, 2022 – October 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Municipal Opportunities Trust

Semiannual report
10 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMO

Putnam Municipal
Opportunities
Trust

Semiannual report
10 | 31 | 22

The fund has adopted a managed distribution policy (the “Distribution Policy”) with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the fund currently expects to make monthly distributions to common shareholders at a distribution rate per share of $0.0531. Distributions may include ordinary and/or tax-exempt income, net capital gains, and/or a return of capital of your investment in the fund. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy. The Distribution Policy provides that the Board of Trustees may amend or terminate the Distribution Policy at any time without prior notice to fund shareholders.

Message from the Trustees

December 14, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates, and it may maintain high interest rates in 2023 until inflation indicators move meaningfully lower.

While this environment is challenging, you can be confident that Putnam portfolio managers are working for you. Our teams are actively researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Putnam Municipal Opportunities Trust has the flexibility to invest in municipal bonds issued by any U.S. state or territory. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 Municipal Opportunities Trust

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

A mix of credit qualities

In addition to its flexible geographical focus, Putnam Municipal Opportunities Trust combines bonds of differing credit quality. The fund invests in high-quality bonds, but also includes an allocation to lower-rated bonds, which may offer higher income in return for more risk.

Municipal Opportunities Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/22. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Municipal Opportunities Trust

Paul, how did municipal bonds perform during the six-month period ended October 31, 2022?

Despite their healthy credit fundamentals, municipal bonds succumbed to market pressures. Municipal bond prices fell and yields rose as the markets began pricing in a faster pace of monetary policy normalization. Geopolitical tensions also weighed on investor sentiment. As investors sought cash, municipal bond funds sold holdings to generate liquidity to meet redemptions. This exerted further downward pressure on prices, resulting in increasingly difficult market technicals [supply/demand dynamics] for the asset class.

The Federal Reserve faced the difficult task of calibrating its monetary policy to achieve its price stability goals. Fed policymakers raised their benchmark interest rate four times during the reporting period. With inflation running more than four times the Fed’s target inflation rate of 2%, the hikes included unusually large 0.75% increases in June, July, and September. The magnitude of these rate increases, along with announcements from other key central banks, further heightened worries about

Municipal Opportunities Trust 5

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top 10 geographic allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/22. Investments in Puerto Rico represented 0.0% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating-rate portion of tender option bonds, derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Municipal Opportunities Trust

whether policymakers could cool inflation without tipping economies into recession.

By period-end, the Fed’s short-term benchmark interest rate had risen from a range of 0.25%–0.50% to 3.00%–3.25%. At its September meeting, the Fed affirmed that ongoing interest-rate increases were appropriate and forecasted its target rate range to be 4.25%–4.50% by the end of 2022. It also lowered the U.S. growth forecast for 2022, 2023, and 2024.

For the six months ended October 31, 2022, the Bloomberg Municipal Bond Index [the fund’s benchmark] returned –4.43%, outperforming the broader U.S. fixed income markets, as measured by the Bloomberg U.S. Aggregate Bond Index. Short- and intermediate-term municipal bonds outperformed longer-term cohorts. From a credit perspective, investment-grade municipal bonds held up better than higher-yielding, lower-rated bonds in the risk-off environment.

How did the fund perform during the reporting period?

For the six months ended October 31, 2022, the fund underperformed its benchmark but outperformed the median return of its Lipper peer group, General & Insured Municipal Debt Funds [leveraged closed-end].

What strategies or holdings influenced the fund’s performance during the reporting period?

With the significant sell-off in fixed income in early 2022, we believed municipal bonds had become more attractive. We extended the portfolio’s duration, a measure of the fund’s interest-rate sensitivity. At period-end, the fund’s duration was slightly long relative to the average level of its Lipper peer group. We believe this positioning may help the fund outperform its peers if the year-to-date rise in bond yields reverses course.

At period-end, the fund held an overweight exposure to bonds rated A and BBB relative to the benchmark. We have become more cautious on lower-rated municipal bonds due to our view that the Fed’s aggressive tightening cycle could result in slower U.S. economic growth in 2023. Thus, the fund was underweight in high-yield bonds relative to its Lipper peers at period-end. We are instead favoring higher-rated investments. Investment-grade securities tend to outperform higher-yielding, lower-rated bonds during economic slowdowns. While credit spreads widened over the period, creating what we perceived as attractive buying opportunities, they were not excessively wide versus previous recessionary periods, in our view.

From a sector- or industry-positioning perspective, we favored charter school, continuing-care retirement community, and state general obligation bonds compared with the fund’s Lipper peer group.

The fund remained underweight in its exposure to Puerto Rico municipal debt relative to its Lipper peer group. At period-end, the fund had no holdings in bonds issued by Puerto Rico. However, we have become somewhat more optimistic about the U.S. territory’s credit fundamentals. In March 2022, Puerto Rico ended its nearly five-year bankruptcy with a plan to restructure its debt, resume payments to bondholders, and restore its public pension system. We continue to monitor Puerto Rico debt for potential investment opportunities.

What is your current assessment of the health of the municipal bond market?

Municipal credit fundamentals continue to be strong, in our view. Higher employment and increasing wages continue to bolster tax receipts. Home values, a factor in property tax revenues, have recently begun to face headwinds in the form of rising mortgage rates.

Municipal Opportunities Trust 7

We believe assessed values should continue to reflect growth given the roughly two-year lag between tax assessments and actual property values.

State and local tax collections were up 18% year over year through July 2022 compared with the same period in 2021 [the most recent data available]. Unprecedented fiscal support during the Covid-19 pandemic, as well as strong economic growth during the second half of 2020 and 2021, put most state and local governments in their best fiscal shape in more than a decade, in our view. Although we believe pension funding will likely fall in 2022 due to capital market returns, most large public pensions entered 2022 in their best fiscal shape in over 10 years. Finally, municipal defaults are running below long-term averages year to date through October 31, 2022, and they remain a very small percentage of the market. As such, we believe the credit outlook remains favorable.

What is your outlook as we approach the end of 2022?

On November 2, 2022, after the close of the reporting period, the Fed announced its fourth consecutive interest-rate increase of 0.75% in less than six months. This most recent hike brought the Fed’s benchmark interest rate to a range of 3.75%–4.00%. In a post-meeting statement, Fed Chair Jerome Powell stated that it was “premature” to expect a pause on interest-rate hikes. Later in the month, however, investors were heartened to see that the year-over-year pace of inflation, as measured by the Consumer Price Index, had moderated to 7.7% in October 2022.

Although we believe inflation has peaked in this cycle, U.S. economic data remains relatively strong, in our view. Especially noteworthy, in our view, is the low unemployment rate, which has been helped by strong gains in recent months. This will likely keep the Fed on track to continue ratcheting up interest rates to slow growth and the jobs market into 2023, in our view.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Municipal Opportunities Trust

Negative returns, market volatility, and weak supply/demand technicals have contributed to record municipal bond fund outflows. However, we see room for optimism. Credit fundamentals are strong and valuations are attractive, in our view.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. Disclosures provide only a summary of certain changes that have occurred in the past fiscal period, which may not reflect all of the changes that have occurred since an investor purchased the fund. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Municipal Opportunities Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Annualized fund performance
Total return and comparative index results for periods ended 10/31/22

	Life of fund
	(since 5/28/93)	10 years	5 years	3 years	1 year	6 months
Net asset value	5.06%	2.36%	–0.38%	–4.52%	–21.86%	–10.18%
Market price	5.13	2.92	1.59	–2.72	–18.81	–0.36
Bloomberg Municipal
Bond Index	4.37	1.68	0.37	–2.18	–11.98	–4.43
Lipper General & Insured
Municipal Debt Funds
(leveraged closed-end)
category median*	4.87	1.73	–1.19	–5.42	–22.82	–11.17

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/22, there were 58, 57, 52, 48, 45, and 23 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10 Municipal Opportunities Trust

Fund price and distribution information For the six-month period ended 10/31/22

Distributions
Number	6
Income[1]	$0.3186
Capital gains[2]	—
Total	$0.3186
	Series B	Series C
Distributions — Preferred shares	(2,876 shares)	(2,673 shares)
Income[1]	$292.79	$301.90
Capital gains[2]	—	—
Total	$292.79	$301.90
Share value	NAV	Market price
4/30/22	$11.63	$10.69
10/31/22	10.15	10.35
Current dividend rate (end of period)	NAV	Market price
Current dividend rate[3]	6.28%	6.16%
Taxable equivalent[4]	10.61	10.41

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by net asset value or market price at end of period.

4 Assumes maximum 40.80% federal tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/22

	Life of
	fund (since
	5/28/93)	10 years	5 years	3 years	1 year	6 months
Net asset value	5.16%	2.68%	0.16%	–3.77%	–20.38%	–12.85%
Market price	4.93	2.50	0.17	–4.25	–24.57	–13.44

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Municipal Opportunities Trust 11

Consider these risks before investing

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Municipal Opportunities Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Municipal Opportunities Trust 13

Other information for shareholders

Important notice regarding share repurchase program

In September 2022, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2022, up to 10% of the fund’s common shares outstanding as of September 30, 2022.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2022, Putnam employees had approximately $449,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Municipal Opportunities Trust

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Municipal Opportunities Trust 15

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16 Municipal Opportunities Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Municipal Opportunities Trust 17

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset

18 Municipal Opportunities Trust

sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return

Municipal Opportunities Trust 19

over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General & Insured Municipal Debt Funds (Leveraged) (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	1st
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 58, 51 and 50 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV, which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Municipal Opportunities Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Statement of cash flows shows changes in the fund’s cash balance during the period as results of cash flows from operating and financing activities.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Municipal Opportunities Trust 21

The fund’s portfolio 10/31/22 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
COP Certificates of Participation
FRB Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
PSFG Permanent School Fund Guaranteed
Q-SBLF Qualified School Board Loan Fund

MUNICIPAL BONDS AND NOTES (153.2%)*	Rating**	Principal amount	Value
Alabama (1.3%)
Jefferson Cnty., Swr. Rev. Bonds, Ser. D, 6.50%, 10/1/53	BBB	$2,000,000	$2,139,763
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	2,075,000	2,171,722
5.00%, 9/15/33	AA	275,000	288,408
			4,599,893
Alaska (1.4%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 4.00%, 10/1/49	A+/F	5,890,000	4,760,323
			4,760,323
Arizona (5.1%)
AZ Indl. Dev. Auth. Student Hsg. Rev. Bonds, (NCCU Properties, LLC Central U.), BAM, 5.00%, 6/1/49	AA	2,000,000	2,038,395
AZ State Indl. Dev. Auth. Charter School Rev. Bonds, (Equitable School Revolving Fund, LLC), 4.00%, 11/1/46	A	2,855,000	2,353,886
AZ State Indl. Dev. Auth. Ed. Rev. Bonds, (KIPP New York, Inc., Jerome Fac.), Ser. B
4.00%, 7/1/61	BBB−	1,380,000	934,356
4.00%, 7/1/41	BBB−	720,000	569,004
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.), Ser. D, 5.00%, 7/1/51	BB	510,000	449,407
AZ State Indl. Dev. Auth. National Charter School Revolving Loan Fund Rev. Bonds, (Equitable School Revolving Fund, LLC), 5.00%, 11/1/47	A	2,900,000	2,897,102
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Reid Traditional Schools Painted Rock Academy), 5.00%, 7/1/36	Baa3	350,000	343,168
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	750,000	699,947
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds, (Great Hearts Academies), 3.75%, 7/1/24	BBB−	200,000	196,323
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.), 5.00%, 7/1/35	BB	1,000,000	971,610
Pima Cnty., Indl. Dev. Auth. Sr. Living 144A Rev. Bonds, (La Posada at Park Centre, Inc.)
7.00%, 11/15/57	BBB+/P	350,000	346,824
6.25%, 11/15/35	BBB+/P	1,750,000	1,739,173

22 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	$1,350,000	$1,412,833
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds, (Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A2	500,000	507,520
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds, (Yuma Regl. Med. Ctr.), Ser. A, 5.00%, 8/1/32	A	2,065,000	2,082,603
			17,542,151
California (16.4%)
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds, (Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	550,000	412,556
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	2,051,543	1,755,282
CA State G.O. Bonds 4.00%, 11/1/33 T	Aa2	10,000,000	9,977,000
CA State Muni. Fin. Auth Mobile Home Park Rev. Bonds, (Caritas Affordable Hsg., Inc.), 5.25%, 8/15/39	A−	400,000	403,053
CA State Muni. Fin. Auth. Rev. Bonds, (HumanGood CA Oblig. Group), 4.00%, 10/1/49	A−/F	2,700,000	2,224,084
CA State Poll. Control Fin. Auth. Rev. Bonds, (San Jose Wtr. Co.), 4.75%, 11/1/46	A	750,000	714,248
CA Statewide Cmnty. Dev. Auth. Rev. Bonds, (Front Porch Cmnty. & Svcs. Oblig. Group), Ser. A, 3.00%, 4/1/51	A−	3,440,000	2,205,637
CSCDA Cmnty. Impt. Auth. Rev. Bonds, (Pasadena Portfolio), Ser. A-2, 3.00%, 12/1/56	BBB−/P	2,635,000	1,573,255
CSCDA Cmnty. Impt. Auth. 144A Rev. Bonds
(Anaheim), 4.00%, 8/1/56	BB/P	2,125,000	1,522,484
(City of Orange Portfolio), 3.00%, 3/1/57	BBB−/P	650,000	389,452
(Essential Hsg.), Ser. A-2, 3.00%, 2/1/57	BBB−/P	1,900,000	1,135,097
Long Beach, Arpt. Syst. Rev. Bonds, Ser. C, AGM
5.25%, 6/1/47	AA	1,250,000	1,247,030
5.00%, 6/1/42	AA	750,000	735,762
Los Angeles, Cmnty. Fac. Dist. No. 11 Special Tax, 4.00%, 9/1/38	BB/P	1,000,000	843,598
Los Angeles, Dept. of Arpt. Rev. Bonds
Ser. C, 5.00%, 5/15/45	Aa2	2,800,000	2,803,848
Ser. A, 4.00%, 5/15/39	Aa3	1,150,000	1,017,516
4.00%, 5/15/36	Aa3	500,000	458,768
Mount Diablo Unified School Dist. G.O. Bonds, Ser. B
4.00%, 6/1/37	Aa3	1,625,000	1,539,393
4.00%, 8/1/36	Aa3	2,960,000	2,838,129
North Natomas, Cmnty. Fac. Special Tax Bonds, (Dist. No. 4), Ser. E, 5.00%, 9/1/30	BBB+	1,250,000	1,263,603
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds, Ser. P
5.00%, 5/15/42	Aa3	13,000,000	13,352,295
5.00%, 5/15/41	Aa3	5,260,000	5,427,973
San Bernardino Cnty., FRB, Ser. C, 3.373%, 8/1/23	Aa1	550,000	547,966
San Diego Cnty., COP, 5.00%, 10/1/46	Aa1	2,150,000	2,265,074
			56,653,103

Municipal Opportunities Trust 23

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
Colorado (4.1%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Valley View Hosp. Assn.), 5.00%, 5/15/40	A	$1,000,000	$964,804
(Covenant Retirement Cmnty.), Ser. A, 5.00%, 12/1/35	A−/F	1,000,000	976,996
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Christian Living Neighborhood), 5.00%, 1/1/37	BB/P	550,000	477,544
(Covenant Living Cmnty. and Svcs. Oblig. Group), 4.00%, 12/1/50	A−/F	2,700,000	1,995,566
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
5.50%, 11/15/38	Aa3	1,500,000	1,567,133
5.00%, 11/15/37	Aa3	1,025,000	1,017,885
5.00%, 11/15/36	Aa3	1,575,000	1,563,795
Park Creek, Metro. Dist. Tax Alloc. Bonds, (Sr. Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	A/F	200,000	201,728
Pub. Auth. for CO Energy Rev. Bonds, (Natural Gas Purchase), 6.50%, 11/15/38	A2	2,250,000	2,542,052
Regl. Trans. Dist. Rev. Bonds, (Denver Transit Partners, LLC)
4.00%, 7/15/38	Baa1	800,000	695,518
3.00%, 7/15/37	Baa1	850,000	646,479
Sterling Ranch Cmnty. Auth. Board Rev. Bonds, (Metro. Dist. No. 2), Ser. A, 4.25%, 12/1/50	BB/P	550,000	410,481
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/33	AA	255,000	271,460
5.00%, 12/15/32	AA	160,000	169,014
5.00%, 12/1/30	AA	215,000	232,332
5.00%, 12/1/29	AA	210,000	227,565
5.00%, 12/1/27	AA	200,000	212,807
			14,173,159
Connecticut (1.3%)
CT State Special Tax, 4.00%, 5/1/39	AA−	1,700,000	1,587,041
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Stamford Hosp. Oblig. Group (The)), Ser. M, 5.00%, 7/1/34	BBB+	1,900,000	1,927,824
Harbor Point Infrastructure Impt. Dist. 144A Tax Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	1,000,000	930,297
			4,445,162
District of Columbia (3.7%)
DC Rev. Bonds
(Plenary Infrastructure DC, LLC), 5.50%, 2/28/37	A3	1,500,000	1,497,471
(Plenary Infrastructure DC, LLC), 5.50%, 2/29/36	A3	1,370,000	1,386,479
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB−/P	500,000	396,404
(Two Rivers Pub. Charter School, Inc.), 5.00%, 6/1/50	Baa3	1,500,000	1,347,918
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 5.00%, 6/1/40	BB+	2,000,000	1,847,821
(Two Rivers Pub. Charter School, Inc.), 5.00%, 6/1/40	Baa3	1,500,000	1,409,545
Metro. DC Arpt. Auth. Rev. Bonds, Ser. A, 5.00%, 10/1/32	Aa3	1,250,000	1,277,164

24 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
District of Columbia cont.
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Metrorail), Ser. A, zero %, 10/1/37	A−	$3,700,000	$1,625,563
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
4.00%, 10/1/53 T	A−	1,290,000	1,016,017
Ser. B, 4.00%, 10/1/44 T	A−	1,285,000	1,072,564
			12,876,946
Florida (6.4%)
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (River City Ed.)
5.00%, 7/1/57 ###	Baa3	680,000	573,968
5.00%, 7/1/51 ###	Baa3	650,000	562,748
5.00%, 7/1/42 ###	Baa3	460,000	414,416
FL State Higher Edl. Fac. Financial Auth. Rev. Bonds
(St. Leo U.), 5.00%, 3/1/44	BB+	1,500,000	1,275,895
(Florida Inst. of Tech., Inc.), 4.00%, 10/1/39	BBB−	800,000	662,393
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A−	2,250,000	2,255,139
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl. Hlth.), 5.00%, 11/15/40	A2	1,350,000	1,332,492
Miami-Dade Cnty., Aviation Rev. Bonds, Ser. A
5.00%, 10/1/36	A1	5,000,000	4,932,057
5.00%, 10/1/32	A1	3,790,000	3,800,630
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A−/F	1,350,000	1,361,877
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Jupiter Med. Ctr.), Ser. A, 5.00%, 11/1/47	BBB−	1,515,000	1,387,963
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds, (2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	AAA/P	500,000	460,101
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	360,000	363,253
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 3.00%, 5/1/35	BB−/P	2,435,000	1,817,129
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds, (Embry-Riddle Aeronautical University, Inc.), Ser. A
4.00%, 10/15/39	A2	600,000	525,984
4.00%, 10/15/36	A2	500,000	450,842
			22,176,887
Georgia (3.6%)
Atlanta, Arpt. Rev. Bonds, (Dept. of Aviation), Ser. C, 4.00%, 7/1/42	Aa3	800,000	683,078
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle Units 3 & 4)
Ser. A, 5.50%, 7/1/60	A	3,500,000	3,432,040
AGM, 5.00%, 1/1/62	AA	1,000,000	969,203
5.00%, 1/1/56	BBB+	650,000	584,766
4.50%, 7/1/63	A	4,250,000	3,663,289
4.00%, 1/1/51	A2	500,000	414,524
4.00%, 1/1/51	BBB+	425,000	334,036

Municipal Opportunities Trust 25

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
Georgia cont.
Paulding Cnty., Hosp. Auth. Rev. Bonds, (WellStar Hlth. Syst.)
5.00%, 4/1/43	A+	$1,400,000	$1,375,091
4.00%, 4/1/41	A+	1,000,000	873,116
			12,329,143
Hawaii (0.5%)
HI State Harbor Syst. Rev. Bonds
Ser. C, 4.00%, 7/1/40	Aa3	300,000	276,630
Ser. A, 4.00%, 7/1/35	Aa3	1,700,000	1,585,542
			1,862,172
Illinois (16.9%)
Chicago, G.O. Bonds, Ser. A, 5.00%, 1/1/27	BBB+	1,850,000	1,848,714
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB	2,250,000	2,085,849
Ser. B, 5.00%, 12/1/36	BB	2,500,000	2,305,090
Ser. H, 5.00%, 12/1/36	BB	500,000	469,060
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A
5.00%, 1/1/38	A+	100,000	97,717
5.00%, 1/1/37	A+	300,000	294,420
Chicago, Trans. Auth. Sales Tax Rev. Bonds, 5.25%, 12/1/49	AA	3,000,000	3,015,266
Chicago, Waste Wtr. Transmission Rev. Bonds
Ser. C, 5.00%, 1/1/39	A	900,000	868,537
(2nd Lien), 5.00%, 1/1/39	A	1,835,000	1,770,851
IL State G.O. Bonds
5.50%, 7/1/38	Baa1	2,280,000	2,282,093
5.50%, 5/1/30	Baa1	1,250,000	1,289,308
Ser. A, 5.00%, 5/1/38	Baa1	1,500,000	1,437,643
Ser. A, 5.00%, 12/1/31	Baa1	5,750,000	5,720,753
Ser. C, 5.00%, 11/1/29	Baa1	1,850,000	1,851,608
5.00%, 2/1/29	Baa1	1,425,000	1,426,726
Ser. A, 5.00%, 12/1/28	Baa1	2,500,000	2,504,117
Ser. D, 5.00%, 11/1/28	Baa1	2,250,000	2,253,937
Ser. D, 5.00%, 11/1/27	Baa1	1,000,000	1,003,935
IL State Fin. Auth. Rev. Bonds
(Lifespace Cmntys, Inc.), Ser. A, 5.00%, 5/15/35	BBB/F	1,025,000	944,903
(Riverside Hlth.Syst.), 4.00%, 11/15/34	A+	500,000	461,488
IL State Fin. Auth. Academic Fac. Rev. Bonds, (U. of Illinois at Urbana-Champaign), Ser. A
5.00%, 10/1/44	Aa3	1,100,000	1,086,679
5.00%, 10/1/36	Aa3	600,000	608,818
5.00%, 10/1/34	Aa3	500,000	512,169
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds
(U. of IL Chicago), 5.00%, 2/15/50	Baa3	2,000,000	1,669,864
(U. of IL-CHF-Chicago, LLC), Ser. A, 5.00%, 2/15/37	Baa3	1,000,000	903,087

26 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion)
4.00%, 6/15/50	A−	$1,000,000	$755,818
Ser. B, stepped-coupon zero % (4.700%, 6/15/31), 12/15/37 ††	A−	1,000,000	540,971
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds, (McCormick), Ser. A, NATL, zero %, 12/15/30	A−	12,000,000	8,024,476
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, (Green Bond), Ser. E, 5.00%, 12/1/30	AA+	1,310,000	1,369,805
Sales Tax Securitization Corp. Rev. Bonds
Ser. C, 5.50%, 1/1/36	AA−	3,500,000	3,642,959
Ser. A, 5.00%, 1/1/36	AA−	1,400,000	1,423,756
Ser. A, 4.00%, 1/1/39	AA−	2,500,000	2,188,373
Southern IL U. Rev. Bonds, (Hsg. & Auxiliary), Ser. A, NATL, zero %, 4/1/25	Baa2	1,870,000	1,667,572
			58,326,362
Indiana (2.8%)
Hammond, Multi-School Bldg. Corp. Rev. Bonds, 5.00%, 7/15/38	AA+	1,750,000	1,784,455
IN State Fin. Auth. Hosp. Mandatory Put Bonds (11/1/26), (Goshen Hlth. Oblig. Group), Ser. B, 2.10%, 11/1/49	A−	2,700,000	2,531,271
IN State Fin. Auth. Waste Wtr. Util. Rev. Bonds, (CWA Authority, Inc.)
5.00%, 10/1/35	AA	850,000	913,924
5.00%, 10/1/34	AA	1,325,000	1,433,130
5.00%, 10/1/32	AA	700,000	774,164
5.00%, 10/1/31	AA	800,000	881,183
Silver Creek, School Bldg. Corp. Rev. Bonds, 3.00%, 1/15/42	AA+	1,600,000	1,194,618
			9,512,745
Iowa (0.7%)
IA State Fin. Auth. Rev. Bonds, (Lifespace Cmnty., Inc. Oblig. Group), Ser. A, 4.00%, 5/15/46	BBB/F	2,000,000	1,399,560
IA Tobacco Settlement Auth. Rev. Bonds, Ser. B-1, Class 2, 4.00%, 6/1/49	BBB	1,180,000	1,078,086
			2,477,646
Kentucky (4.3%)
KY State Property & Bldg. Comm. Rev. Bonds
(No. 127), Ser. A, 5.25%, 6/1/39	A1	3,000,000	3,162,790
(No. 119), 5.00%, 5/1/36	A1	1,000,000	1,034,635
(No. 122), Ser. A, 4.00%, 11/1/34	A1	750,000	734,131
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A1	5,500,000	5,359,483
Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	3,000,000	2,953,048
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 7/1/32	A+	1,030,000	1,034,522
5.00%, 7/1/31	A+	385,000	387,065
			14,665,674

Municipal Opportunities Trust 27

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
Louisiana (1.5%)
LA State Offshore Term. Auth. Deepwater Port Mandatory Put Bonds (12/1/23), (Loop, LLC), Ser. A, 1.65%, 9/1/33	A3	$1,600,000	$1,563,329
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	3,010,000	2,729,975
Tangipahoa Parish, Hosp. Svcs. Rev. Bonds, (North Oaks Hlth. Syst.), 4.00%, 2/1/42	BBB+	1,250,000	1,015,848
			5,309,152
Maryland (0.9%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	450,000	437,680
MD Econ. Dev. Corp. Rev. Bonds
(Morgan View & Thurgood Marshall Student Hsg.), Ser. A, 6.00%, 7/1/58	BBB−	1,725,000	1,748,789
(Morgan State U.), 4.25%, 7/1/50	BBB−	1,350,000	1,055,589
			3,242,058
Massachusetts (4.1%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F, 5.75%, 7/15/43	BB	500,000	502,339
(Loomis Cmntys.), Ser. A, 5.75%, 1/1/28 (Prerefunded 1/1/23)	BBB	1,100,000	1,104,584
(Northeastern U.), 5.00%, 10/1/39	A1	2,000,000	2,081,701
(Intl. Charter School), 5.00%, 4/15/33	BBB−	1,000,000	1,003,657
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Linden Ponds, Inc. Fac.), 5.00%, 11/15/38	A/F	1,410,000	1,387,217
MA State Edl. Fin. Auth. Rev. Bonds, (Ed. Loan — Issue 1), 5.00%, 1/1/27	AA	800,000	811,094
MA State Trans. Fund Rev. Bonds, (Rail Enhancement & Accelerated Bridge Program), 5.00%, 6/1/48 T	Aa1	7,000,000	7,167,860
			14,058,452
Michigan (5.9%)
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A−/P	222,425	218,363
Detroit, City School Dist. G.O. Bonds, Ser. A, AGM, 6.00%, 5/1/29	Aa1	920,000	995,489
Kentwood, Economic Dev. Corp. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/37	BBB−/F	1,750,000	1,681,992
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA−	1,575,000	1,590,304
(Local Govt. Loan Program — Detroit Wtr. & Swr. Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A+	1,100,000	1,115,605
(Local Govt. Loan Program — Detroit Wtr. & Swr. Dept. (DWSD)), Ser. C, 5.00%, 7/1/34	A+	1,900,000	1,929,341
(Local Govt. Loan Program — Detroit Wtr. & Swr. Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	1,000,000	1,015,694
(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4, 5.00%, 7/1/34	AA−	100,000	101,153
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA−	850,000	861,028
(Trinity Health Corp. Oblig. Group), Ser. A, 4.00%, 12/1/49 T	AA−	2,575,000	2,115,079

28 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (Lawrence Tech. U.), 4.00%, 2/1/42	BBB−	$745,000	$570,217
Pontiac City, G.O. Bonds, (Pontiac School Dist.), Q-SBLF
4.00%, 5/1/45 T	Aa1	4,424,000	3,907,542
4.00%, 5/1/50 T	Aa1	4,977,000	4,297,988
			20,399,795
Minnesota (1.2%)
Ramsey, Charter School Rev. Bonds, (PACT Charter School), Ser. A, 5.00%, 6/1/32	BB+	2,000,000	1,904,735
Rice Cnty., G.O. Bonds, Ser. A, 4.00%, 2/1/48	AAA	2,500,000	2,215,832
			4,120,567
Mississippi (0.4%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.375%, 6/1/44	A	2,025,000	1,210,703
			1,210,703
Missouri (4.0%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds
5.00%, 3/1/46	A2	4,550,000	4,349,829
5.00%, 3/1/35	A2	5,925,000	5,831,976
AGM, 4.00%, 3/1/57	AA	2,000,000	1,543,120
St. Louis, Muni. Fin. Corp. Rev. Bonds, AGM, 5.00%, 10/1/45	AA	2,000,000	1,952,577
			13,677,502
Nevada (1.4%)
North Las Vegas, G.O. Bonds, AGM, 4.00%, 6/1/34	AA	3,600,000	3,583,394
Sparks, Tourism Impt. Dist. No. 1 144A Rev. Bonds, Ser. A
2.75%, 6/15/28	Ba2	1,200,000	1,039,592
2.50%, 6/15/24	Ba2	220,000	210,996
			4,833,982
New Hampshire (2.4%)
National Fin. Auth. Rev. Bonds, (Caritas Acquisitions VII, LLC), Ser. A
4.50%, 8/15/55	BBB/P	2,540,000	1,931,684
4.25%, 8/15/46	BBB/P	1,210,000	928,318
4.125%, 8/15/40	BBB/P	1,070,000	854,386
National Fin. Auth. Hosp. Rev. Bonds, (St. Luke’s Hosp. Oblig. Group)
4.00%, 8/15/40	A3	1,040,000	888,725
4.00%, 8/15/37	A3	850,000	762,904
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Elliot Hosp.), 5.00%, 10/1/38	A3	500,000	486,130
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A−	2,500,000	2,451,926
			8,304,073
New Jersey (4.1%)
NJ State Econ. Dev. Auth. Rev. Bonds
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB+	500,000	481,498
Ser. AAA, 5.00%, 6/15/36	A3	750,000	750,248
(Biomedical Research), Ser. A, 5.00%, 7/15/29	A3	400,000	408,925

Municipal Opportunities Trust 29

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds, (Port Newark Container Term., LLC), 5.00%, 10/1/37	Baa2	$2,000,000	$1,950,658
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. AA, 5.00%, 6/15/38	A3	1,225,000	1,208,082
Ser. AA, 5.00%, 6/15/37	A3	600,000	597,731
Ser. A, 5.00%, 12/15/36	A3	1,000,000	999,516
Ser. A, 5.00%, 12/15/34	A3	4,920,000	4,959,212
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/30	A+	1,900,000	1,951,588
South Jersey, Trans. Auth. Syst. Rev. Bonds, Ser. A, 5.25%, 11/1/52	BBB+	1,000,000	990,438
			14,297,896
New Mexico (0.6%)
Sante Fe, Retirement Fac. Rev. Bonds
(El Castillo Retirement Residences), Ser. A, 5.00%, 5/15/44	BB+/F	975,000	796,988
(El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	1,460,000	1,197,244
			1,994,232
New York (18.6%)
Metro. Trans. Auth. Rev. Bonds
(Green Bond), Ser. C-1, 5.00%, 11/15/50	A3	1,500,000	1,357,738
Ser. C-1, 4.00%, 11/15/35	A3	1,000,000	885,003
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. C-1, 5.00%, 5/1/41	AAA	1,000,000	1,031,059
Ser. F-1, 5.00%, 2/1/40	AAA	4,920,000	5,111,348
(Future Tax), Ser. C-1, 4.00%, 5/1/40	AAA	500,000	452,414
(Future Tax), Ser. C-1, 4.00%, 5/1/40 T	AAA	11,825,000	10,686,607
4.00%, 11/1/38	AAA	550,000	505,353
4.00%, 5/1/38	AAA	700,000	644,385
NY State Dorm. Auth. Personal Income Tax Rev. Bonds
Ser. A, 5.00%, 3/15/46 T	AA+	5,500,000	5,618,910
Ser. D, 4.00%, 2/15/47	Aa1	2,200,000	1,887,765
Ser. A, 4.00%, 3/15/44	Aa1	2,550,000	2,228,950
Ser. D, 4.00%, 2/15/40	Aa1	1,500,000	1,356,626
Ser. D, 4.00%, 2/15/39	Aa1	1,200,000	1,096,808
NY State Dorm. Auth. Sales Tax Rev. Bonds, Ser. A, Group C, 5.00%, 3/15/42 T	AA+	10,845,000	11,081,204
NY State Liberty Dev. Corp. Rev. Bonds, Ser. A, BAM, 3.00%, 11/15/51	AA	3,500,000	2,261,099
NY State Liberty Dev. Corp. 144A Rev. Bonds, (3 World Trade Ctr., LLC), Class 1-3, 5.00%, 11/15/44	BB−/P	2,000,000	1,757,214
NY State Thruway Auth. Personal Income Tax Rev. Bonds, Ser. C, 5.00%, 03/15/54 T	AA+	5,500,000	5,609,615
NY State Thruway Auth. Rev. Bonds, (Green Bonds-Bidding Group 2), Ser. C, 4.125%, 3/15/56	AA+	5,500,000	4,587,333
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A, 5.00%, 7/1/41	Baa2	1,000,000	935,105
(Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	2,000,000	1,886,875

30 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
New York cont.
Port Auth. of NY & NJ Rev. Bonds, Ser. 207
5.00%, 9/15/32	Aa3	$2,925,000	$2,953,599
5.00%, 9/15/31	Aa3	250,000	254,312
			64,189,322
North Carolina (0.8%)
NC State Cap. Fac. Fin. Agcy. Edl. Fac. Rev. Bonds, (High Point U.), 4.00%, 5/1/34	A−	900,000	850,649
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), 4.00%, 3/1/51	BB/P	2,250,000	1,508,553
NC State Med. Care Comm. Retirement Fac. Rev. Bonds, (Maryfield, Inc. Oblig. Group), 5.00%, 10/1/45	BB/P	500,000	449,616
			2,808,818
Ohio (9.7%)
Akron, Income Tax Rev. Bonds
4.00%, 12/1/37	AA−	525,000	508,228
4.00%, 12/1/36	AA−	655,000	637,769
4.00%, 12/1/35	AA−	1,260,000	1,231,181
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	6,075,000	5,120,390
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds, (Playhouse Square Foundation), 5.50%, 12/1/53	BB+	500,000	479,179
Northeast Ohio Regl. Swr. Dist. Rev. Bonds, U.S. Govt. Coll., 5.00%, 11/15/44 (Prerefunded 11/15/24) T	Aa1	10,000,000	10,342,700
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Ashtabula Cnty. Med. Ctr.), 5.25%, 1/1/52	BBB+/F	1,000,000	970,292
(Ashtabula Cnty. Med. Ctr.), 5.25%, 1/1/47	BBB+/F	1,750,000	1,713,047
(Kenyon College), 5.00%, 7/1/36 ###	A2	1,500,000	1,512,978
(Kenyon College 2020), 4.00%, 7/1/44	A2	3,555,000	2,883,197
OH State Private Activity Rev. Bonds, (Portsmouth Bypass), AGM, 5.00%, 12/31/35	AA	1,125,000	1,130,008
OH State Tpk. Comm. Rev. Bonds
5.00%, 2/15/39 ###	Aa3	1,500,000	1,603,547
5.00%, 2/15/33 ###	Aa3	2,195,000	2,428,927
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.)
5.00%, 2/15/33	A3	605,000	611,937
5.00%, 2/15/32	A3	745,000	755,355
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32 (Prerefunded 12/1/22)	B+/F	625,000	626,263
(Memorial Hlth. Syst. Oblig. Group), 5.50%, 12/1/43	B+/F	120,000	112,035
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group)
5.00%, 7/1/33	A	500,000	505,345
5.00%, 7/1/32	A	250,000	252,933
			33,425,311

Municipal Opportunities Trust 31

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
Oregon (0.9%)
Clackamas Cnty., Hosp. Fac. Auth. Rev. Bonds, (Rose Villa, Inc.), Ser. A, 5.25%, 11/15/50	BB/P	$1,000,000	$844,174
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds, (Terwilliger Plaza, Inc.), 5.00%, 12/1/36	BB+/F	650,000	615,964
Salem, Hosp. Fac. Auth. Rev. Bonds, (Salem Hlth.), Ser. A, 5.00%, 5/15/33	A+	1,500,000	1,530,889
			2,991,027
Pennsylvania (5.9%)
Allegheny Cnty., Arpt. Auth. Rev. Bonds, Ser. A
5.00%, 1/1/56	AA	575,000	536,785
5.00%, 1/1/51	AA	6,620,000	6,270,827
5.00%, 1/1/35	AA	3,000,000	2,967,989
4.00%, 1/1/56	AA	1,750,000	1,344,141
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Diakon Lutheran Social Ministries)
5.00%, 1/1/32	BBB+/F	200,000	201,090
5.00%, 1/1/31	BBB+/F	1,000,000	1,006,908
Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev. Bonds, (St. Anne’s Retirement Cmnty.)
5.00%, 3/1/50	BB+/F	500,000	391,962
5.00%, 3/1/40	BB+/F	500,000	422,191
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac. Rev. Bonds, (Moravian Manors, Inc.), Ser. A, 5.00%, 6/15/44	BB+/F	1,000,000	864,487
PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds, (Amtrak), Ser. A, 5.00%, 11/1/32	A1	1,000,000	1,000,623
PA State Tpk. Comm. Rev. Bonds, 4.90%, 12/1/44	A1	4,385,000	4,371,917
Philadelphia, Gas Wks. Rev. Bonds, 5.00%, 8/1/32	A	1,000,000	1,022,353
			20,401,273
Rhode Island (0.7%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB−/P	2,750,000	2,578,064
			2,578,064
South Carolina (0.6%)
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. B, 5.00%, 12/1/56	A3	210,000	199,973
Ser. A, 5.00%, 12/1/36	A3	2,000,000	1,999,359
			2,199,332
South Dakota (0.2%)
Lincoln Cnty., Econ. Dev. Rev. Bonds, (Augustana College Assn. (The)), 4.00%, 8/1/51	BBB−	1,000,000	718,475
			718,475
Tennessee (0.5%)
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl. Fac. Board Rev. Bonds, (Blakeford at Green Hills), Ser. A, 4.00%, 11/1/55	BBB−/F	2,250,000	1,609,115
			1,609,115

32 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
Texas (7.0%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift Ed.), Ser. A
5.00%, 12/1/36	BBB−	$500,000	$489,458
PSFG, 5.00%, 12/1/35	AAA	500,000	521,258
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/35	A	1,045,000	1,049,466
5.00%, 10/1/34	A	530,000	533,541
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB−/P	1,150,000	1,157,899
(IDEA Pub. Schools), 5.00%, 8/15/28	A−	300,000	310,612
(IDEA Pub. Schools), Ser. T, PSFG, 4.00%, 8/15/41	AAA	1,400,000	1,269,939
(IDEA Pub. Schools), Ser. T, PSFG, 4.00%, 8/15/37	AAA	1,000,000	929,790
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Ba1	1,500,000	1,292,097
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BB+/F	1,000,000	885,285
(YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/33	Ba1	800,000	727,432
Love Field, Gen. Arpt. Modernization Corp. Rev. Bonds, 5.00%, 11/1/35	A1	1,000,000	992,220
Lower CO River Auth. Rev. Bonds, AGM, 5.00%, 5/15/39	AA	1,730,000	1,790,154
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A−	1,500,000	1,472,130
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB−/P	500,000	410,248
(TX Woman’s U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 4.125%, 7/1/53	AA	1,000,000	827,043
(Woman’s U.-Collegiate Hsg. Denton, LLC), Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	827,739
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. I, 6.50%, 1/1/43 (Prerefunded 1/1/25)	AA−	2,000,000	2,127,359
Tarrant Cnty., Cultural Ed. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs.), Ser. B, 5.00%, 11/15/40	A/F	2,000,000	2,003,524
TX Private Activity Surface Trans. Corp. Rev. Bonds, (Segment 3C), 5.00%, 6/30/58	Baa3	3,000,000	2,680,997
TX State Private Activity Bond Surface Trans. Corp. Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288 Toll Lane)), 5.00%, 12/31/50	Baa2	2,000,000	1,869,406
			24,167,597
Utah (2.1%)
Infrastructure Agcy. Telecomm. Rev. Bonds, 5.00%, 10/15/37	BBB−/F	1,200,000	1,138,602
Mida Mountain Village Pub. Infrastructure Dist. 144A Special Assmt. Bonds, (Mountain Village Assmt. Area No. 2), 4.00%, 8/1/50	B/P	1,625,000	1,158,321

Municipal Opportunities Trust 33

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
Utah cont.
UT State Bldg. Ownership Auth. Lease Rev. Bonds, (Master Lease)
5.00%, 5/15/42	Aa1	$1,840,000	$1,917,222
5.00%, 5/15/40	Aa1	2,815,000	2,956,367
			7,170,512
Virginia (2.3%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42 (Prerefunded 10/1/24)	AAA/P	425,000	445,595
Small Bus. Fin. Auth. Private Activity Rev. Bonds, (Transform 66-P3), 5.00%, 12/31/52	Baa3	4,250,000	3,880,386
VA State Small Bus. Fin. Auth. Rev. Bonds
(95 Express Lanes, LLC), 4.00%, 1/1/48	BBB−	3,000,000	2,280,403
(Elizabeth River Crossings OpCo, LLC), 4.00%, 1/1/40	BBB	750,000	630,391
(Elizabeth River Crossings OpCo, LLC), 4.00%, 1/1/36	BBB	630,000	556,503
			7,793,278
Washington (4.3%)
Bellevue, G.O. Bonds
4.00%, 12/1/40	Aaa	2,250,000	2,085,863
4.00%, 12/1/35	Aaa	1,000,000	982,493
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds, (Valley Med. Ctr.), 5.00%, 12/1/38	A2	2,365,000	2,410,944
Port of Seattle Rev. Bonds, Ser. B
5.00%, 8/1/40	AA−	1,000,000	977,973
5.00%, 8/1/38	AA−	5,600,000	5,563,963
Tobacco Settlement Auth. of WA Rev. Bonds, 5.25%, 6/1/32	A−	485,000	485,390
WA State Hsg. Fin. Comm. Rev. Bonds, (Social Certif.), Ser. A-1, 3.50%, 12/20/35	BBB+	2,649,976	2,240,964
			14,747,590
Wisconsin (4.6%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	350,000	351,090
Pub. Fin. Auth. Conference Ctr. & Hotel Rev. Bonds, (U. of NC Charlotte Foundation), Ser. A, 4.00%, 9/1/56	BB+/P	1,000,000	666,020
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Appalachian State U.), Ser. A, AGM
4.00%, 7/1/50	AA	700,000	555,410
4.00%, 7/1/45	AA	600,000	489,449
4.00%, 7/1/40	AA	500,000	428,715
4.00%, 7/1/38	AA	435,000	380,145
4.00%, 7/1/36	AA	340,000	307,254
4.00%, 7/1/34	AA	300,000	277,842
WI Pub. Fin. Auth. Hotel Rev. Bonds, (Grand Hyatt), 5.00%, 2/1/62	BBB−	1,700,000	1,395,661

34 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (153.2%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Hmong American Peace Academy, Ltd.), 5.00%, 3/15/50	BBB	$1,000,000	$897,648
(Froedtert Health, Inc.), Ser. A, 4.00%, 4/1/41	AA	4,865,000	4,260,064
(Froedtert Health, Inc.), Ser. A, 4.00%, 4/1/37	AA	3,000,000	2,717,874
(Advocate Aurora Hlth. Oblig. Group), Ser. A, 4.00%, 8/15/35	AA	3,000,000	2,793,255
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds, (Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	250,000	225,239
			15,745,666
Total municipal bonds and notes (cost $590,868,619)			$528,395,158

SHORT-TERM INVESTMENTS (3.0%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 3.21% L	Shares	9,778,826	$9,778,826
U.S. Treasury Bills 3.528%, 12/6/22 #		$600,000	597,947
U.S. Treasury Bills 2.703%, 11/1/22		100,000	100,000
Total short-term investments (cost $10,476,803)			$10,476,773

TOTAL INVESTMENTS
Total investments (cost $601,345,422)	$538,871,931

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2022 through October 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $344,885,524.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $548,020 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
###	When-issued security (Note 1).
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Municipal Opportunities Trust 35

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 2.24%, 3.80% and 4.46%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Health care	27.5%
Transportation	25.0
Tax bonds	22.1
State debt	17.4
Local debt	14.7
Education	14.4
Utilities	12.5

FUTURES CONTRACTS OUTSTANDING at 10/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	81	$10,340,156	$10,340,156	Dec-22	$130,974
Unrealized appreciation					130,974
Unrealized (depreciation)					—
Total					$130,974

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$528,395,158	$—
Short-term investments	—	10,476,773	—
Totals by level	$—	$538,871,931	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$130,974	$—	$—
Totals by level	$130,974	$—	$—

The accompanying notes are an integral part of these financial statements.

36 Municipal Opportunities Trust

Statement of assets and liabilities 10/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $591,566,596)	$529,093,105
Affiliated issuers (identified cost $9,778,826) (Notes 1 and 6)	9,778,826
Cash	1
Interest and other receivables	7,618,011
Receivable for investments sold	40,000
Receivable for variation margin on futures contracts (Note 1)	136,668
Prepaid assets	38,042
Total assets	546,704,653

LIABILITIES
Payable for investments purchased	1,705,102
Payable for purchases of delayed delivery securities (Note 1)	8,044,979
Payable for compensation of Manager (Note 2)	566,808
Payable for custodian fees (Note 2)	7,530
Payable for investor servicing fees (Note 2)	30,151
Payable for Trustee compensation and expenses (Note 2)	163,510
Payable for administrative services (Note 2)	739
Distributions payable to shareholders	1,808,885
Distributions payable to preferred shareholders (Note 1)	94,407
Preferred share remarketing agent fees	28,901
Payable for floating rate notes issued (Note 1)	50,581,722
Other accrued expenses	61,395
Total liabilities	63,094,129
Series B remarketed preferred shares : (2,876 shares authorized and issued at $25,000 per
share) (Note 4)	71,900,000
Series C remarketed preferred shares: (2,673 shares authorized and issued at $25,000 per
share) (Note 4)	66,825,000
Net assets	$344,885,524

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$414,720,339
Total distributable earnings (Note 1)	(69,834,815)
Total — Representing net assets applicable to common shares outstanding	$344,885,524

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($344,885,524 divided by 33,981,567 shares)	$10.15

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 37

Statement of operations Six months ended 10/31/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $118,260 from investments in affiliated issuers) (Note 6)	$10,602,115
Total investment income	10,602,115

EXPENSES
Compensation of Manager (Note 2)	1,448,211
Investor servicing fees (Note 2)	95,452
Custodian fees (Note 2)	8,595
Trustee compensation and expenses (Note 2)	8,329
Administrative services (Note 2)	4,550
Interest and fee expense (Note 2)	552,760
Preferred share remarketing agent fees	106,356
Other	143,939
Fees waived and reimbursed by Manager (Note 2)	(207,104)
Total expenses	2,161,088
Expense reduction (Note 2)	(214)
Net expenses	2,160,874

Net investment income	8,441,241

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(4,381,024)
Futures contracts (Note 1)	578,633
Swap contracts (Note 1)	(733,910)
Total net realized loss	(4,536,301)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(42,530,569)
Futures contracts	79,454
Swap contracts	814,620
Total change in net unrealized depreciation	(41,636,495)

Net loss on investments	(46,172,796)

Net decrease in net assets resulting from operations	$(37,731,555)

Distributions to Series B and C remarketed preferred shareholders ( Note 1):
From tax exempt net investment income	(1,649,030)
Net decrease in net assets resulting from operations (applicable to common shareholders)	$(39,380,585)

The accompanying notes are an integral part of these financial statements.

38 Municipal Opportunities Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/22*	Year ended 4/30/21
Operations
Net investment income	$8,441,241	$15,216,977
Net realized loss on investments	(4,536,301)	(391,936)
Change in net unrealized depreciation of investments	(41,636,495)	(72,389,732)
Net decrease in net assets resulting from operations	(37,731,555)	(57,564,691)

Distributions to Series B and C remarketed preferred shareholders ( Note 1):
From ordinary income
Net realized short-term gains on investments	—	(17,185)
From tax exempt net investment income	(1,649,030)	(233,244)
From net realized long-term gains on investments	—	(27,700)
Net decrease in net assets resulting from operations
(applicable to common shareholders)	(39,380,585)	(57,842,820)

Distributions to common shareholders (note 1):
From ordinary income
Taxable net investment income	—	(73,628)
Net realized short-term gains on investments	—	(3,028,691)
From tax exempt net investment income	(10,822,946)	(13,710,957)
From net realized long-term gains on investments	—	(4,928,852)
Increase from issuance of common shares in connection
with reinvestment of distributions	257,087	414,349
Decrease from shares repurchased (Note 5)	—	(1,962,849)
Total decrease in net assets	(49,946,444)	(81,133,448)

NET ASSETS
Beginning of period	394,831,968	475,965,416
End of period	$344,885,524	$394,831,968

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	33,959,190	34,109,686
Shares issued in connection with reinvestment
of distributions	22,377	29,602
Shares repurchased (Note 5)	—	(180,098)
Common shares outstanding at end of period	33,981,567	33,959,190

Series B Remarketed preferred shares outstanding at
beginning and end of period	2,876	2,876

Series C Remarketed preferred shares outstanding at
beginning and end of period	2,673	2,673

* Unaudited

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 39

Statement of cash flows Six months ended 10/31/22 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations	$(37,731,555)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	$(124,819,587)
Proceeds from disposition of investment securities	128,698,840
Purchase of short-term investment securities, net	25,373,765
Premium amortization	2,385,470
Accretion discount	(411,945)
(Increase) decrease in interest and other receivables	(393,891)
(Increase) decrease in receivable for investments sold	13,524,988
Increase (decrease) in payable for investments purchased	(35,089,134)
(Increase) decrease in prepaid asset	(6,693)
Increase (decrease) in payable for compensation of Manager	(206,022)
Increase (decrease) in payable for custodian fees	2,900
Increase (decrease) in payable for investor servicing	(4,806)
Increase (decrease) in payable for Trustee compensation and expenses	(2,833)
Increase (decrease) in payable for administrative services	(618)
Increase (decrease) in payable for preferred share remarketing fees	9,248
Increase (decrease) in payable for other accrued expenses	(85,089)
Net realized gain (loss) on investments	4,381,024
Net unrealized appreciation (depreciation) on OTC swap contracts during the year	(814,620)
Net unrealized appreciation (depreciation) on investments during the year	42,530,569
Net cash provided by operating activities	55,071,566

CASH FLOWS FROM FINANCING ACTIVITIES
Increase from dividends reinvested	257,087
Decrease from repurchase of capital shares	(336,486)
Distribution to common shareholders	(10,827,441)
Distribution to preferred shareholders	(1,566,969)
Decrease from tender option bond transactions	(5,474,814)
Net cash used in financing activities	(17,948,623)
Net increase in cash	(608,612)
Cash balance, beginning of year	608,613
Cash balance, end of year	$1

Supplemental disclosure of cash flow information
Interest expense during the period	$392,368

The accompanying notes are an integral part of these financial statements.

40 Municipal Opportunities Trust

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months			Year ended
	ended**
	10/31/22	4/30/22	4/30/21	4/30/20	4/30/19	4/30/18
Net asset value, beginning of period
(common shares)	$11.63	$13.95	$12.49	$13.26	$12.92	$12.98
Investment operations:
Net investment income a	.25	.45	.48	.54	.61	.64
Net realized and unrealized
gain (loss) on investments	(1.36)	(2.13)	1.76	(.56)	.36	(.14)
Total from investment operations	(1.11)	(1.68)	2.24	(.02)	.97	.50
Distributions to preferred shareholders:
From net investment income	(.05)	(.01)	(.01)	(.07)	(.07)	(.07)
From capital gains	—	—[f]	—	(.05)	(.03)	—
Total from investment operations
(applicable to common shareholders)	(1.16)	(1.69)	2.23	(.14)	.87	.43
Distributions to common shareholders:
From net investment income	(.32)	(.40)	(.66)	(.28)	(.47)	(.63)
From capital gains	—	(.23)	(.11)	(.36)	(.17)	—
Total distributions	(.32)	(.63)	(.77)	(.64)	(.64)	(.63)
Increase from shares repurchased	—	—[f]	—	.01	.11	.03
Increase from preferred shares
tender offer	—	—	—	—	—	.11
Net asset value, end of period
(common shares)	$10.15	$11.63	$13.95	$12.49	$13.26	$12.92
Market price, end of period
(common shares)	$10.35	$10.69	$13.72	$11.63	$12.24	$11.57
Total return at market price (%)
(common shares) [b]	(0.36)*	(18.22)	24.88	(0.19)	11.74	(0.80)
Total return at net asset value (%)
(common shares) [b]	(10.18)*	(12.60)	18.13	(1.22)	7.85	4.36

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares)(in thousands)	$344,886	$394,832	$475,965	$426,109	$456,588	$481,134
Ratio of expenses to average
net assets (including interest
expense) (%) [c,d,e]	.56*g	.99	.97[g]	1.02[g]	1.14[g]	1.12[h]
Ratio of net investment income
to average net assets (%) [d]	1.76*	3.23	3.46	3.51	4.13	4.31
Portfolio turnover (%)	22*	32	22	48	41	38

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 41

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Includes interest and fee expense associated with borrowings which amounted to:

October 31, 2022	0.14%
April 30, 2022	0.09
April 30, 2021	0.08
April 30, 2020	0.16
April 30, 2019	0.25
April 30, 2018	0.19

f Amount represents less than $0.01 per share.

g Reflects waiver of certain fund expenses in connection with the fund’s remarketing preferred shares during the period. As a result of such waivers, the expenses of the fund for the periods noted below (Note 2):

October 31, 2022	0.05%
April 30, 2021	0.03
April 30, 2020	0.04
April 30, 2019	0.01

h Includes 0.04% of increased proxy solicitation and legal fees related to the 2018 annual shareholder meeting.

The accompanying notes are an integral part of these financial statements.

42 Municipal Opportunities Trust

Notes to financial statements 10/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2022 through October 31, 2022.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

Municipal Opportunities Trust 43

relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation and hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a

44 Municipal Opportunities Trust

payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $72,893,086 were held by the TOB trust and served as collateral for $50,581,722 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $392,368 for these investments based on an average interest rate of 1.38%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Municipal Opportunities Trust 45

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $4,326,325 recognized during the period between November 1, 2021 and April 30, 2022 to its fiscal year ending April 30, 2023.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $601,365,764, resulting in gross unrealized appreciation and depreciation of $5,834,894 and $68,197,753, respectively, or net unrealized depreciation of $62,362,859.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund used targeted distribution rates to its common shareholders. Distributions are sourced first from tax-exempt and ordinary income. The balance of the distributions, if any, comes next from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2022 was 3.72% for Series B and 4.06% for Series C shares. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets,	0.405%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets,	0.390%	net assets and
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets,

46 Municipal Opportunities Trust

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.276% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). Any amount in excess of the fee payable to Putnam Management for a given period will be used to reduce any subsequent fee payable to Putnam Management, as may be necessary. For the reporting period, Putnam Management reimbursed $207,104 to the fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $214 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $314, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$124,819,587	$128,698,840
U.S. government securities (Long-term)	—	—
Total	$124,819,587	$128,698,840

Municipal Opportunities Trust 47

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred Shares

The Series B (2,876) and C (2,673) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2022, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2023 (based on shares outstanding as of September 30, 2022). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2022 (based on shares outstanding as of September 30, 2021). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund did not repurchase any shares.

For the previous fiscal year, the fund repurchased 180,098 common shares for an aggregate purchase price of $1,962,849, which reflected a weighted-average discount from net asset value per share of 7.55%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned 1,607 shares of the fund (0.005% of the fund’s shares outstanding), valued at $16,295 based on net asset value.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/22	cost	proceeds	income	of 10/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$12,668,821	$109,670,260	$112,560,255	$118,260	$9,778,826
Total Short-term
investments	$12,668,821	$109,670,260	$112,560,255	$118,260	$9,778,826

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

48 Municipal Opportunities Trust

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	50
OTC total return swap contracts (notional)	$4,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$130,974*	Payables	$—
Total		$130,974		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Municipal Opportunities Trust 49

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$578,633	$(733,910)	$(155,277)
Total	$578,633	$(733,910)	$(155,277)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$79,454	$814,620	$894,074
Total	$79,454	$814,620	$894,074

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	JPMorgan Securities LLC	Total
Assets:
Futures contracts§	$136,668	$136,668
Total Assets	$136,668	$136,668
Liabilities:
Futures contracts§	—	—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$136,668	$136,668
Total collateral received (pledged)†##	$—
Net amount	$136,668
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $548,020.

50 Municipal Opportunities Trust

Shareholder meeting results (Unaudited)

April 22, 2022 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
27,064,611	638,588	417,037

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	27,106,516	1,013,728
Ravi Akhoury†	26,979,342	1,140,902
Barbara M. Baumann	27,011,771	1,108,472
Catharine Bond Hill	27,074,733	1,045,510
Paul L. Joskow†	26,892,309	1,227,934
Kenneth R. Leibler	26,962,067	1,158,176
Jennifer Williams Murphy††	27,125,597	994,646
Marie Pillai††	27,037,294	1,082,950
Robert L. Reynolds	27,196,558	923,686
Manoj P. Singh	27,006,907	1,113,336
Mona K. Sutphen	27,064,446	1,055,797

† Mr. Akhoury and Dr. Joskow retired on June 30, 2022.

†† Mses. Murphy and Pillai have been elected to your fund’s Board and began serving as Trustees on July 1, 2022.

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent Trustees Katinka Domotorffy and George Putnam, III, remain in office and continue to serve as Trustees.

All tabulations are rounded to the nearest whole number.

Municipal Opportunities Trust 51

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

52 Municipal Opportunities Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 — May 31, 2022	—	—	—	3,232,636
June 1 — June 30, 2022	—	—	—	3,232,636
July 1 — July 31, 2022	—	—	—	3,232,636
August 1 — August 31, 2022	—	—	—	3,232,636
September 1 — September 30, 2022	—	—	—	3,232,636
October 1 — October 31, 2022	—	—	—	3,398,156

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2021, which was in effect between October 1, 2021 and September 30, 2022, allowed the fund to repurchase up to 3,412,734 of its shares. The program renewed by the Board in September 2022, which is in effect between October 1, 2022 and September 30, 2023, allows the fund to repurchase up to 3,398,156 of its shares.

** Information prior to October 1, 2022, is based on the total number of shares eligible for repurchase under the program, as amended through September 2021. Information from October 1, 2022 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2022.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) 19(a) Notices to Beneficial Owners are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 29, 2022